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Exhibit 23

                        CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statements on Forms S-8 (Nos. 33-91660, 333-46710 and 333-69088) of our report dated April 8,
2002, with respect to the consolidated financial statements and schedule of Integra, Inc. included in the Annual Report (Form 10-K) for the year ended December 31, 2001.


                                             /s/ Ernst & Young LLP


Philadelphia, Pennsylvania
April 23, 2002